UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange of 1934

_____________________

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Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Riversedge North
2529 Virginia Beach Boulevard, Suite 200
Virginia Beach, Virginia 23452

November 8, 2019

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. (the “Company”) (the “Annual Meeting”) to be held at the Hilton Garden Inn Virginia Beach Oceanfront, located at 3315 Atlantic Avenue, Virginia Beach, Virginia 23451 on December 19, 2019 at 9:30 a.m., Eastern Standard Time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of:

•        The election of 8 members of the Board of Directors;

•        advisory vote to approve executive compensation;

•        the ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•        approving the Company’s 2019 Long-Term Incentive Plan.

Your vote will be especially important at the Annual Meeting because, as you may know, Joseph Stilwell, Stilwell Value Partners VII, L.P., Stilwell Value LLC and certain of their affiliates (collectively, the “Stilwell Group”), have notified the Company that the Stilwell Group intends to nominate a slate of three nominees for election as directors in opposition to the nominees recommended by our Board of Directors. The Board of Directors unanimously recommends that you vote FOR each of the director nominees named in the Company’s Proxy Statement on its enclosed WHITE proxy card. The Board of Directors does NOT endorse the election of any of the Stilwell Group nominees and strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of the Stilwell Group.

You may receive proxy solicitation materials from the Stilwell Group. The Company is not responsible for the accuracy of any information provided by or relating to the Stilwell Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Stilwell Group or any other statements that the Stilwell Group may make. Mr. Stilwell has not identified any real estate experience that he holds in his Notice of Stockholder Nomination and Supplemental Notice of Stockholder Nomination submitted to the Company on April 12, 2019, May 2, 2019 and October 24, 2019, respectively. In addition, you should be aware that on March 16, 2015, the United States Securities and Exchange Commission entered an order, finding that Mr. Stilwell and Stilwell Value, LLC willfully violated the Investment Advisers Act of 1940 and among other things, (1) suspended Mr. Stilwell for a period of 12 months from association with any investment adviser, broker, dealer, or certain regulated organizations, and imposed upon him a $100,000 civil monetary penalty; and (2) censured Stilwell Value, LLC, imposed upon it a $250,000 civil monetary penalty (as well as the repayment obligation of $239,157 in fees), and required it to retain an independent monitor for three years.

Again, the Board does NOT endorse the Stilwell Group nominees and strongly and unanimously recommends that you NOT sign or return any green proxy card sent to you by or on behalf of the Stilwell Group. If you have previously voted using a green proxy card sent to you by the Stilwell Group, you can subsequently revoke that proxy and support the Board’s nominees by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the proxy card and mailing it in the postage pre-paid envelope provided. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in the accompanying Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD’S NOMINEES ON PROPOSAL 1, AND FOR PROPOSALS 2, 3 and 4 USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU TO DISCARD ANY GREEN PROXY CARD SENT TO YOU BY OR ON
BEHALF OF THE STILWELL GROUP.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice of Annual Meeting and Proxy Statement, please promptly submit your proxy as described on your WHITE proxy card or WHITE voting instruction form. If you choose to submit your proxy to vote your shares by the WHITE proxy card or WHITE voting instruction form, please sign, date and mail the WHITE proxy card or WHITE voting instruction form in the enclosed postage-paid return envelope. You may also submit a proxy to vote by telephone or Internet. Instructions for submitting a proxy over the Internet or by telephone are provided on the enclosed WHITE proxy card. Your cooperation is greatly appreciated.

We appreciate your continued interest in the Company. We look forward to greeting you in person at the Annual Meeting and meeting as many of our stockholders as possible. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

1407 Broadway, 27th Floor New York, New York 10018 (212) 929-5500 or Call Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com

Regardless of how few shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in the Company.

Sincerely,

David Kelly
President and Chief Executive Officer

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement are first being made available to stockholders of record beginning November 8, 2019.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 19, 2019

Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting on December 19, 2019 at 9:30 a.m. Eastern Standard Time, at the Hilton Garden Inn Virginia Beach Oceanfront, located at 3315 Atlantic Avenue, Virginia Beach, Virginia 23451. The purpose of the meeting is to:

•        The election of 8 members of the Board of Directors;

•        Advisory vote to approve executive compensation;

•        The ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•        Approving the Company’s 2019 Long-Term Incentive Plan.

Only stockholders of record at the close of business on November 11, 2019, will be entitled to vote at the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board recommends: a vote “FOR” each of the nominees for director named in the accompanying Proxy Statement and a “vote “FOR” proposals 2, 3 and 4 on the enclosed WHITE proxy card.

The Company urges you to vote on the WHITE proxy card promptly. You may vote by completing, signing and returning the enclosed WHITE proxy card in the envelope provided, which requires no postage if mailed in the United States. Internet and telephone voting procedures are discussed in the Proxy Statement and on the WHITE proxy card. For shares held through a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee on the enclosed WHITE voting instruction form regarding how to instruct your bank, broker or other nominee to vote your shares. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you so choose.

Your vote will be especially important at the Annual Meeting, Joseph Stilwell, Stilwell Value Partners VII, L.P., and certain of their affiliates (collectively, the “Stilwell Group”), have notified the Company that it intends to nominate a slate of three nominees for election as directors in opposition to the nominees recommended by our Board. The Board unanimously recommends a vote “FOR” the election of each of the director nominees named in the accompanying Proxy Statement and on the enclosed WHITE proxy card. The Board does not endorse the election of any of the Stilwell Group’s nominees, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Stilwell Group or any of its representatives or affiliates. You may receive proxy solicitation materials from the Stilwell Group, including a proxy statement and proxy cards. The Board unanimously recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group or its representatives have made or may otherwise make. If you wish to vote as recommended by the Board, then you should only submit WHITE proxy cards.

The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and WHITE proxy card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE STILWELL GROUP OR ANY OF ITS AFFILIATES IN RESPECT OF THE ANNUAL MEETING, YOU CAN REVOKE THAT PROXY AND SUBMIT A PROXY TO VOTE FOR THE BOARD’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD OR BY FOLLOWING THE INSTRUCTIONS PROVIDED IN

THE WHITE PROXY CARD TO SUBMIT A PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SIGNING, DATING AND RETURNING ANY PROXY CARD THAT THE STILWELL GROUP OR ANY OF ITS AFFILIATES MAY SEND TO YOU, EVEN WITH INSTRUCTIONS TO VOTE “WITHHOLD” WITH RESPECT TO THE STILWELL GROUP’S NOMINEES, WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S NOMINEES ON A WHITE PROXY CARD AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

IF YOU OWN SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST OBTAIN A “LEGAL PROXY” FROM YOUR BROKER, BANK OR NOMINEE, TO ATTEND AND VOTE YOUR SHARES AT THE ANNUAL MEETING.

The Board urges you to sign, date and return only the enclosed WHITE proxy card. Please submit your proxy even if you plan to attend the Annual Meeting. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed WHITE proxy card.

MacKenzie Partners, Inc. (“MacKenzie Partners”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of our common stock, please contact MacKenzie Partners at (800) 322-2885 (toll free for stockholders) or (212) 929-5500 or email to proxy@mackenziepartners.com. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Regardless of the number of shares of our common stock that you own, your vote will be very important. Thank you for your continued support, interest and investment in the Company.

Dated: November 8, 2019

By order of the Board of Directors,

Angelica Beltran
Corporate Secretary

This Proxy Statement is available at www.whlr.us. Among other things, the Proxy Statement contains information regarding:

•        The date, time and location of the meeting

•        A list of the matters being submitted to stockholders

•        Information concerning voting in person

i

ii

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 19, 2019

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the Annual Meeting of Stockholders following the fiscal year ended December 31, 2018 (the “Annual Meeting”). Distribution by mailing of this Proxy Statement and a Proxy Form is scheduled to begin on November 8, 2019. The mailing address of the Company’s principal executive office is Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

ABOUT THE MEETING

Who Can Vote

Record holders of Common Stock, $0.01 par value per share (“Common Stock”) of the Company at the close of business on November 11, 2019 (the “Record Date”) may vote at the Annual Meeting. On that date, 9,693,271 shares of Common Stock were outstanding. Each share is entitled to cast one vote.

We are commencing our solicitation of proxies on or about November 8, 2019, which is before the Record Date. We will continue to solicit proxies until the date of the Annual Meeting. Each shareholder of record on November 11, 2019 who has not yet received a proxy statement prior to that date will receive a proxy statement and have the opportunity to vote on the matters described in the proxy statement. Proxies delivered prior to the Record Date will be valid and effective so long as the shareholder providing the proxy is a shareholder on the Record Date. If you are not a holder of record on the Record Date, any proxy you deliver will be ineffective. If you deliver a proxy prior to the Record Date and remain a holder on the Record Date, you do not need to deliver another proxy after the Record Date. If you deliver a proxy prior to the Record Date and do not revoke that proxy, your proxy will be deemed to cover the number of shares you own on the Record Date even if that number is different from the number of shares you owned when you executed and delivered your proxy. Proxies received from persons who are not holders of record on the Record Date will not be effective.

How do I attend the annual meeting?

To attend the Annual Meeting in person, please register in advance by sending an email to corporatesecretary@whlr.us or by phone at (757) 627-9088. For directions to the Annual Meeting please call (757) 627-9088.

Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and government-issued photo identification (such as a valid driver’s license or passport). If you hold shares directly in your name as the stockholder of record, proof of ownership would include a copy of your account statement. If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership would include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

We will be unable to admit anyone who does not present government-issued photo identification or refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a WHITE proxy card to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.

Your vote is important. Please submit your WHITE proxy card even if you plan to attend the Annual Meeting.

How Can You Vote

The process for voting your Common Stock depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “record holder” or in an account with a bank, broker, or other nominee (i.e., in “street name”).

If you are a record holder, you are encouraged to complete, sign and date the enclosed WHITE proxy card and mail it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Annual Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting. Please refer to the enclosed WHITE proxy card or WHITE voting instruction form for instructions on voting your shares by mail, by telephone or over the Internet.

•        Voting in person at the Annual Meeting.    Record holders are invited to attend the Annual Meeting and vote in person at the Annual Meeting. If you hold your shares in street name you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and bring the “legal proxy” with you in order to be entitled to vote those shares in person at the Annual Meeting.

Please note that telephone and Internet voting will close at 11:59 p.m., Eastern Standard Time, on December 18, 2019.

Please note that you may vote by proxy prior to December 19, 2019 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

The Board of Directors (the “Board of Directors” or the “Board”) unanimously recommends a vote FOR all of Proposals 1, 2, 3 and 4 using the WHITE proxy card.

Revocation of Proxies

A control number, located on the instructions included with the WHITE proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed WHITE proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the WHITE proxy card.

If you are a stockholder of record, you may revoke your proxy prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction card bearing a later date (which will automatically revoke your earlier voting instructions), or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request.

Notices of revocation of proxies delivered by mail must be sent and delivered by December 18, 2019 to the Company’s principal offices at Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Angelica Beltran, Corporate Secretary.

What am I voting on?

You will be voting on the following:

(1)    The election of 8 members of the Board of Directors;

(2)    Advisory vote to approve executive compensation;

(3)    The ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(4)    Approving the Company’s 2019 Long-Term Incentive Plan.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the Internet, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers of the Company. Such persons are listed in Annex A to this Proxy Statement.

Additionally, the Company has retained MacKenzie Partners, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.

Will there be a proxy contest at the Annual Meeting?

Yes, the Stilwell Group has nominated three individuals for election at the Annual Meeting in opposition to the highly qualified nominees proposed by our Board. The Stilwell Group’s nominees have NOT been endorsed by our Board. You may receive proxy solicitation materials from the Stilwell Group, including a proxy statement and proxy cards. The Board unanimously recommends that you disregard them. If you wish to vote as recommended by the Board, then you should only submit the WHITE proxy card.

Voting to “WITHHOLD” with respect to any of the Stilwell Group’s nominees on the Stilwell Group’s proxy card is not the same as voting FOR the Board’s nominees because a vote to “WITHHOLD” with respect to any of Stilwell Group’s nominees on the proxy card will revoke any proxy you previously submitted. If you have already voted using the Stilwell Group’s proxy card, you have every right to change your vote by voting by Internet or by telephone by following the instructions on the WHITE proxy card, or by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope. Only the latest-dated validly executed proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the meeting. See “Revocation of Proxies” above. If you have any questions or require any assistance with voting your shares, please contact MacKenzie Partners at (800) 322-2885 (toll free for stockholders) or (212) 929-5500 or email to proxy@mackenziepartners.com.

We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group or its representatives have made or may otherwise make.

The Board is pleased to nominate for election as directors the eight persons named in this Proxy Statement and on the enclosed WHITE proxy card. We believe our director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all Company stockholders.

What does it mean if I receive more than one set of proxy materials?

Since the Stilwell Group has submitted alternative director nominees to the Board in opposition to the director nominees proposed by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive multiple sets of proxy materials, including multiple WHITE proxy cards. If you hold shares in more than one account, please vote the WHITE proxy card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

What do I do if I receive a green proxy card or voting instructions from the Stilwell Group?

The Board strongly urges you NOT to sign or return any green proxy cards or voting instruction forms that you may receive from the Stilwell Group. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group or its representatives have made or may otherwise make. If you do vote “Withhold” on the Stilwell Group’s nominees using the proxy card sent to you by the Stilwell Group, then your vote will not be counted as a vote for any of the director nominees recommended by our Board but will result in the revocation of any previous vote you may have cast on the WHITE proxy card. If you wish to vote pursuant to the recommendations of our Board, then you should disregard any green proxy card that you receive and only return the WHITE proxy card. If you have already voted using the green proxy card provided by the Stilwell Group, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting by telephone, attending the Annual Meeting in person, or via the Internet by following the instructions provided on the enclosed WHITE proxy card. Only the latest proxy you submit will be counted. If you have any questions or need assistance voting, please call our proxy solicitor, MacKenzie Partners at (800) 322-2885 (toll free for stockholders) or (212) 929-5500 or email to proxy@mackenziepartners.com.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of November 11, 2019 there were 9,693,271 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of stockholders entitled to cast at least 4,846,636 votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail or voted by internet or phone, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed.

Election of Directors (Proposal No. 1).    A plurality of the votes cast is required for the election of directors, and we are facing a contested election. This means that the director nominees receiving the highest number of “FOR” votes, will be elected. In voting on the election of directors, you may vote “FOR” or ‘WITHOLD” from voting as to each director nominee. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote for this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Advisory Vote to Approve Executive Compensation (Proposal No. 2).    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker-non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Ratification of the Appointment of Cherry Bekaert LLP (Proposal No. 3).    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. Although votes on the ratification of independent registered accounting firms are normally considered “routine” matters such that broker nominees may vote without instructions from beneficial owners, to the extent that your broker nominee provides you with the Stilwell Group’s proxy materials, it will not be able to vote your shares without your specific instructions and there will be no broker non-votes at the annual meeting.

Approval of 2019 Long-Tern Incentive Plan (Proposal 4).    The affirmative vote of a majority of the votes cast at a meeting in which a quorum is present is required to approve this proposal. An abstention with respect to such proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention as well as a broker non-vote will have no effect because it is not a vote cast.

A broker nominee generally may not vote on “non-routine” matters without receiving your specific voting instructions. A “broker non-vote” occurs when a broker nominee holding shares in street name votes shares on some matters at the meeting but not others. Your broker nominee will not be able to submit a vote on the Election of Directors (Proposal 1), the Advisory Vote to Approve Executive Compensation (Proposal 2) or the approval of the 2019 Long-Term Incentive Plan (Proposal 4) unless it receives your specific instructions. Although votes on the Ratification of the Appointment of Cherry Bekaert LLP (Proposal No. 3) are normally considered “routine” matters such that broker nominees may vote without instructions from beneficial owners, to the extent that your broker nominee provides you with the Stilwell Group’s proxy materials, it will not be able to vote your shares without your specific instructions and there will be no broker non-votes at the annual meeting. To the extent that your broker nominee does not provide you with the Stilwell Group’s proxy materials, your broker nominee will be able to vote on the ratification of the selection of our independent auditors on the WHITE proxy card even if it does not receive your instructions.

The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

As of the date hereof, affiliates held 867,275 shares representing approximately 8.9% of the shares outstanding. These affiliates have advised the Company that they currently intend to vote all of their shares in favor of proposals 1, 2, 3 and 4.

If you received multiple WHITE proxy cards or voting instruction forms, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the WHITE proxy cards to ensure that all your shares are voted.

Other Matters to be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company will pay the cost of soliciting proxies on the form accompanying these proxy materials, including the costs of preparing and mailing these proxy materials. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. In addition to the use of mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company’s directors and officers and by its regular employees. Other than the persons described in this Proxy Statement, no specific class of employees of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Any such directors, officers or employees will not be additionally compensated, but may be reimbursed for their out-of-pocket expenses in connection therewith. In addition the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. The Company has retained the services of MacKenzie Partners to aid in the solicitation of proxies. The Company estimates that it will pay MacKenzie Partners a fee of $75,000 for its services plus reimbursement of customary disbursements and expenses. MacKenzie Partners expects that approximately 20 of its employees will assist in the solicitation. Our aggregate expenses related to the solicitation in excess of those normally spent for an annual meeting of shareholders as a result of the potential proxy contest including legal fees and fees and expenses of MacKenzie Partners, excluding salaries and wages of our regular employees, are expected to be approximately $175,000, of which $75,000 has been incurred as of the date of this Proxy Statement.

Annex A sets forth information relating to our directors and director nominees as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Available Information

Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics for Employees, Officers, Agents and Representatives, Code of Business Conduct and Ethics for Members of the Board of Directors, Corporate Governance Principles, including guidelines on director independence, and Insider Trading Policy, all under separate headings. These charters and principles are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Multiple Stockholders Sharing the Same Address

The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings (“Householding”). Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to Householding, you must contact your broker, bank or other nominee.

If you hold shares of Common Stock in your own name as a holder of record, Householding will not apply to your shares.

If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

Questions

You may call our Investor Relations Department at 757-627-9088 if you have any questions.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CORPORATE GOVERNANCE AND BOARD MATTERS

The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or appointed by the incumbent Board of Directors and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Corporate Governance Profile

Our board size is currently eight seats, two seats remain unfilled with the resignation of John Sweet and Sean Armstrong in 2019, and we are filling these two vacant seats, along with the other six seats at this annual meeting of shareholders. Therefore, our board currently consists of six directors, five of whom are independent as determined in accordance with the listing standards established by the NASDAQ Capital Market, and our board makes an affirmative determination as to the independence of each of our directors on an annual basis. We have adopted a code of business ethics and corporate governance principles.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its five standing committees, the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, the Investment Committee and the Finance Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. Our Finance Committee is responsible for overseeing the financial policies and practices of the Company.

Current members of the Board1

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Investment Committee	Finance Committee
Carl B. McGowan, Jr.	Chairperson	—	Member	—	—
David Kelly	—	—	—	—	—
Stewart Brown	Member	—	Chairperson	—	Member
Andrew Jones	Member	Member	—	—	Member
Jeffrey Zwerdling	—	Chairperson	—	Member	—
John McAuliffe	—	Member	Member	—	Chairperson

Board Committees

Our Board of Directors has established five standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, an Investment Committee, and a Finance Committee. The principal functions of each committee are briefly described below. Each of these committees is comprised exclusively of independent directors. Additionally, our board of directors may from time to time establish certain other committees to facilitate the management of our company.

____________

1        For information, as to the business history of our current directors that are nominated for reelection, see the section “PROPOSAL 1: Election of Directors” elsewhere in this Proxy Statement. Mr. Brown was not nominated for reelection at this annual meeting and his business history can be found in Annex A to this Proxy Statement.

Audit Committee.    Our Audit Committee consists of three of our independent directors: Carl McGowan, Stewart Brown and Andrew Jones. Dr. McGowan, the chairman of our Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NASDAQ Capital Market corporate governance requirements. In addition, each of the Audit Committee members is “financially sophisticated” as that term is defined by the NASDAQ Capital Market corporate governance requirements. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee. ” The charter of the Audit Committee was adopted on November 16, 2012, and is available on the Company’s Investor Relations tab of our website (www.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Audit Committee met five times in 2018.

Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists of three of our independent directors: Stewart Brown, John McAuliffe and Carl McGowan. Mr. Brown has been designated as chair of this committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Nominating and Corporate Governance Committee was adopted on November 16, 2012 and updated in 2016, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating and Corporate Governance Committee met six times in 2018.

Compensation Committee.    Our Compensation Committee consists of three of our independent directors: Jeffrey Zwerdling, John McAuliffe and Andrew Jones. Mr. Zwerdling has been designated as chair of the Compensation Committee. The Compensation Committee is responsible for overseeing the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer and any other officers designated by the Board, and to make recommendations to the Board with respect to such policies, produce necessary reports on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations and to monitor the development and implementation of succession plans for the principal executive officer and other key executives and make recommendations to the Board with respect to such plans. The charter of the Compensation Committee was adopted on November 16, 2012 and updated in 2014 and 2016, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee may not delegate its authority to other persons. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions. The Compensation Committee met once in 2018.

In 2017 the Compensation Committee retained Mercer as its independent compensation consultant to assist in executive compensation issues. Specifically, Mercer assisted the Compensation Committee in its review and design of the Company’s executive compensation program for executives and directors. Mercer was engaged by the Compensation Committee after review and consideration of other proposals submitted by prospective compensation consultants. The Compensation Committee engaged Mercer based upon the value and the scope of services that they provide. The Compensation Committee instructed Mercer to provide market assessment of executive and officer compensation, and provide appropriate executive compensation plan designs. Mercer reported directly to the Compensation Committee and performs no other work for the Company.

The Compensation Committee analyzed whether the work of Mercer as a compensation consultant raised any conflict of interest, taking into consideration the following factors:

i.       The provision of other services to the Company by Mercer;

ii.      The amount of fees from the Company paid to Mercer as a percentage of the firm’s total revenue;

iii.     Mercer policies and procedures that are designed to prevent conflicts of interest;

iv.      Any business or personal relationship of Mercer or the individual compensation advisors employed by the firm with an executive officer of the Company;

v.       Any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and

vi.     Any stock of the Company owned by Mercer or the individual compensation advisors employed by the firm.

The Compensation Committee determined, based on its analysis of the above factors, that the work of Mercer and the individual compensation advisors employed by Mercer as compensation consultants to the Company did not create any conflict of interest. Mercer has not performed any work for the Company since 2017.

Investment Committee.    Our Investment Committee consists of one of our independent directors: Jeffrey Zwerdling. Sean Armstrong was a member of the Investment Committee until his resignation in September 2019. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. In addition, the Investment Committee makes recommendations to the Board regarding the potential real estate acquisitions and investments. The Investment Committee was formed on September 25, 2013 and has not adopted a charter. Jeffrey Zwerdling is independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Investment Committee did not meet in 2018, but toured certain properties of ours.

Finance Committee.    Our Finance Committee consists of three independent directors: Stewart Brown, John McAuliffe and Andrew Jones. Mr. McAuliffe has been designated as chair of this committee. The Finance Committee is responsible for overseeing the financial policies and practices of the Company. In addition, the Finance Committee oversees the budget process of the Company, including the review of budget policies, practices, and annual budget schedule. The Finance Committee provides regular review of the budget throughout the year and recommends to the Board any changes, additions or deletions to the financial policies and practices as it deems appropriate. The Finance Committee was formed in February 2016 and has not adopted a charter. All of the members of the Finance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Finance Committee did not meet in 2018, but met informally at regular board meetings.

Board Leadership Structure

The Board believes that it is in the best interests of the Company that the roles of Chief Executive Officer and Chairman of the Board be separated in order for the individuals to focus on their primary roles. Dave Kelly, the Company’s Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while, Andrew Jones, the Chairman of the Board provides guidance to Dave Kelly, presides over meetings of the full Board and sets the agenda for the Board. Our Board believes that its governance structure ensures a strong, independent Board.

Selection of Nominees for the Board

The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates upon request of the committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the committee. The committee will then evaluate the prospective nominee against the standards and qualifications generally set out in the Company’s Corporate Governance Guidelines, including:

•        the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•        the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•        the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;

•        the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•        the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees, customers, guests and communities; and

•        the willingness of the prospective nominee to meet any minimum equity interest holding guideline.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

The Bylaws of the Company provide that any stockholder entitled to vote at the Annual Meeting in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholders’ intention to make such nomination has been delivered personally to, or has been mailed to and received by the Secretary at the principal office of the Company not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If a stockholder has a suggestion for candidates for election, the stockholder should follow this procedure. Each notice from a stockholder must set forth (i) the name and address of the stockholder who intends to make the nomination and the name of the person to be nominated, (ii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming those persons) pursuant to which the nomination is to be made by such stockholder, (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules, and (vi) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure. The Company has not adopted a specific policy regarding the consideration of director nominees recommended by stockholders and believes this is appropriate because there are not any differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating and Corporate Governance Committee.

Determinations of Director Independence

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

Board Meetings During Fiscal 2018

The Board met nineteen times during fiscal year 2018. No directors attended fewer than 75% of the meetings of the aggregate of: (i) The total number of meetings of the Board (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders of the Company, the Board and Committees of which he or she is a member.

Although we do not have a policy requiring director attendance at an annual meeting of stockholders, directors are encouraged to attend the annual meeting of stockholders. All of our director nominees that were directors at the time of our 2018 annual meeting of stockholders attended the meeting.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The Nominating and Corporate Governance Committee of the Board also approved a process for handling letters received by the Company and addressed to members of the Board but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees. The text of the document is available on the Company’s Investor Relations tab of our website (www.whlr.us). The Company intends to post any amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) at this location on its website.

Executive Officers

For information, as to the business history of our Chief Executive Officer, Mr. Kelly, see the section “PROPOSAL 1: Election of Directors” elsewhere in this Proxy Statement.

Matthew T. Reddy
Chief Financial Officer since February 2018
Age — 37

Matthew Reddy was appointed as Chief Financial Officer in February 2018. Mr. Reddy previously served as our Chief Accounting Officer since June 2015. Prior to joining the Company, Mr. Reddy worked at Liberty Tax, Inc. (“Liberty”), serving as Assistant Vice President of Online Products from 2014 to 2015, where his responsibilities included coordination and leadership of Liberty’s online tax business. While employed at Liberty, Mr. Reddy was also employed as Director of Finance from 2011 to 2014, and Manager of Financial Reporting from 2008 to 2011. His primary responsibilities in these positions included overseeing corporate forecasting, assisting in the planning and analysis of business and financial strategies, and managing Liberty’s accounting team. Prior to joining Liberty, Mr. Reddy worked at KPMG LLP as a Senior Auditor. Mr. Reddy is a Certified Public Accountant and holds a degree in accounting from James Madison University.

M. Andrew Franklin
Chief Operating Officer since February 2018
Age — 39

Andrew Franklin was appointed as Chief Operating Officer since February 2018. He previously served as the Senior Vice President of Operations since January 2017. Mr. Franklin has over 18 years of commercial real estate experience. Mr. Franklin is responsible for overseeing the property management, lease administration and leasing divisions of our growing portfolio of commercial assets. Prior to joining us, Mr. Franklin was a partner with Broad Reach Retail Partners where he ran the day to day operations of the company, managing the leasing team as well as overseeing the asset, property and construction management of the portfolio with assets totaling $50 Million. Mr. Franklin is a graduate of the University of Maryland, with a Bachelor of Science degree in Finance.

COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation for the fiscal years indicated paid or awarded to each of the named executive officers, calculated in accordance with SEC rules and regulations.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation ($)		Total ($)
David Kelly	2018	388,462	—	—	—	—	14,179	(1)	402,641
Chief Executive Officer(2)	2017	298,077	—	—	—	—	11,007	(6)	309,084
Jon S. Wheeler	2018	47,500	—	—	—	—	2,495	(1)	49,995
Former Chief Executive Officer(5)	2017	475,000	—	—	—	—	8,618	(6)	483,618
Andrew Franklin	2018	244,231	—	—	—	—	17,334	(1)	261,565
Chief Operating Officer(3)
Matthew Reddy	2018	246,731	—	—	—	—	17,027	(1)	263,758
Chief Financial Officer(4)

____________

(1)      Company’s match on 401(k) plan other Company provided benefits (ex. Group Term Life, Short-term and Long-term Disability and Medical Coverage) available to all employees.

(2)      Mr. Kelly was appointed to this position in 2018, prior to this he was the Chief Investment Officer.

(3)      Mr. Franklin was appointed to this position in 2018, prior to this he was the Senior Vice President of Operations and not a named executive officer.

(4)      Mr. Reddy was appointed to this position in 2018, prior to this he was the Chief Accounting Officer and not a named executive officer.

(5)      Mr. Wheeler was terminated in January 2018.

Grants of Plan Based Awards in 2018

The following Common Stock share awards were made in 2018. Awards were made in 2018 to the named executive officer.

Name	Grant Date	All Other Stock Awards: Number of shares of stock or units(1)	Grant Date Fair Value
Wilkes Graham	September 12, 2018	10,869	$50,000

____________

(1)      Dividends are paid on all issued shares of Common Stock at the same rate and time as paid to all other holders of our shares of Common Stock as declared by our Board.

Outstanding Equity Awards at Fiscal-Year End

The Company has no outstanding Equity Awards at the end of the 2018 fiscal year.

Stock Plans

2015 Long-Term Incentive Plan

Pursuant to our 2015 Long-Term Incentive Plan, we may award incentives covering an aggregate of 125,000 shares of our Common Stock. As of November 7, 2019, we have issued 83,896 shares under the plan to employees, directors and outside contractors for services provided.

2016 Long-Term Incentive Plan

Pursuant to our 2016 Long-Term Incentive Plan, we may award incentives covering an aggregate of 625,000 shares of our Common Stock. As of November 7, 2019, we have issued 492,293 shares under the plan to employees, directors and outside contractors for services provided.

Security Authorized For Issuance Under Equity Compensation Plan

The following table sets forth information as of November 7, 2019, regarding our compensation plans and the Common Stock we may issue under the plan.

Equity Compensation Plan Information Table
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	—	—	173,811
Equity compensation plans not approved by stockholders	—	—	—
Total	—	—	173,811

____________

(1)      Includes our 2015 and 2016 Long-Term Incentive Plans, which authorized a maximum of 125,000 and 625,000 shares, respectively, of our Common Stock for issue. Awards are granted by the Compensation Committee.

Director Compensation

Directors who are officers of our Company do not receive any compensation for their services. Non-employee directors are entitled to receive $40,000 per year for serving as directors and may receive stock grants from our Company. The Board set annual retainers for the Audit, Compensation, Nominating and Governance, Investment, and Finance committee chairs at $10,000, $8,000, $8,000, $8,000, and $8,000, respectively. The Board set an annual retainer for the chairman at $20,000. Additionally, each board member received a $50,000 in equity incentive compensation. We reimburse each of our directors for his or her travel expenses incurred in connection with his or her attendance at full board of directors and committee meetings. In 2018, Directors agreed to receive the majority of their compensation in stock grants in lieu of cash. The following table summarizes directors’ compensation for 2018, including $173 thousand paid in 2019:

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Stewart J. Brown	$11,250	$84,745	$95,995
Kurt R. Harrington(1)	12,250	12,255	24,505
William W. King(1)	11,250	11,248	22,498
John McAuliffe	47,000	51,000	98,000
Carl B. McGowan, Jr.	12,500	87,500	100,000
Jeffrey M. Zwerdling	14,751	88,853	103,604
John Sweet(3)	12,250	95,004	107,254
Sean F. Armstrong(2)(4)	—	72,641	72,641
Andrew Jones(2)	—	67,503	67,503

____________

(1)      Resigned from the Board in April 2018.

(2)      Appointed to the Board in April 2018.

(3)      Resigned from the Board in May 2019.

(4)      Resigned from the Board in September 2019.

Employment Agreements With The Company’s Executive Officers

Generally

In 2018, we entered into employment agreements with David Kelly, CEO, Matthew Reddy, CFO, and Andrew Franklin, COO. The employment agreements for Jon Wheeler, former CEO, and Wilkes Graham, former CFO, were terminated in January 2018. We believe that the protections contained in our current executive employment agreements help to ensure the day-to-day stability necessary to our executives to enable them to properly focus their attention on their duties and responsibilities with the Company and provide security with regard to some of the most uncertain events relating to continued employment, thereby limiting concern and uncertainty and promoting productivity. Each of our employment agreements with our executive officers provides for a term of three years.

Employment Agreement of David Kelly

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with David Kelly (the “Kelly Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Kelly Initial Term”). At the end of the Kelly Initial Term, the Kelly Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Kelly Employment Agreement. Under the terms of the Kelly Employment Agreement, Mr. Kelly shall be employed as the Company’s President and CEO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•        Base compensation of $400,000 per annum; and

•        Reimbursement of reasonable and necessary business expenses, and Mr. Kelly is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.    Under the Kelly Employment Agreement, if Mr. Kelly’s employment is terminated by the Company without “Cause” (as defined in the Kelly Employment Agreement) then Mr. Kelly shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Kelly’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Kelly’s employment or (ii) salary continuation equal to the sum of Mr. Kelly’s then current base salary for a period equal to the remainder of the term of the Kelly Employment Agreement. Mr. Kelly will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Kelly Employment Agreement. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event Mr. Kelly terminates his employment with “Good Reason” (as defined in the Kelly Employment Agreement), but not a “Change in Control” (as defined in the Kelly Employment Agreement) then Mr. Kelly shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event Mr. Kelly terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change of Control then Mr. Kelly shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Kelly’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Kelly is entitled to health care coverage pursuant to COBRA at Mr. Kelly’s expense for up to 18 months.

Mr. Kelly shall not be entitled to any benefits under the Kelly Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Kelly terminating his employment without Good Reason.

Death and Disability.    In the event of a termination of employment on account of death occurring during the Kelly Initial Term or Annual Term then Mr. Kelly’s estate shall generally be entitled to: (a) Mr. Kelly’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Kelly Employment Agreement) by Mr. Kelly for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Kelly his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Kelly under any disability policy obtained by the Company or Mr. Kelly, the premiums for which are paid by the Company. Mr. Kelly will also be entitled to any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to the date the Disability began and any unpaid bonus determined by the Board of Directors for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.    The Kelly Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Kelly is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Matthew Reddy

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Matthew Reddy (the “Reddy Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Reddy Initial Term”). At the end of the Reddy Initial Term, the Reddy Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Reddy Employment Agreement. Under the terms of the Reddy Employment Agreement, Mr. Reddy shall be employed as the Company’s CFO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•        Base compensation of $250,000 per annum; and

•        Reimbursement of reasonable and necessary business expenses, and Mr. Reddy is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.    Under the Reddy Employment Agreement, if Mr. Reddy’s employment is terminated by the Company without “Cause” (as defined in the Reddy Employment Agreement) then Mr. Reddy shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Reddy’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Reddy’s employment or (ii) salary continuation equal to the sum of Mr. Reddy’s then current base salary for a period equal to the remainder of the term of the Reddy Employment Agreement. Mr. Reddy will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Reddy Employment Agreement. In addition, Mr. Reddy is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Reddy is receiving immediately prior to the date of termination or the cash equivalent, offset any by comparable benefits actually received by Mr. Reddy.

In the event Mr. Reddy terminates his employment with “Good Reason” (as defined in the Reddy Employment Agreement), but not a “Change in Control” (as defined in the Reddy Employment Agreement) then Mr. Reddy shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Reddy is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Reddy is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Reddy.

In the event Mr. Reddy terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change in Control then Mr. Reddy shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Reddy’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Reddy is entitled to health care coverage pursuant to COBRA at Mr. Reddy’s expense for up to 18 months.

Mr. Reddy shall not be entitled to any benefits under the Reddy Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Reddy terminating his employment without Good Reason.

Death and Disability.    In the event of a termination of employment on account of death occurring during the Reddy Initial Term or Annual Term then Mr. Reddy’s estate shall generally be entitled to: (a) Mr. Reddy’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Reddy for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Reddy Employment Agreement) by Mr. Reddy for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Reddy his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Reddy under any disability policy obtained by the Company or Mr. Reddy, the premiums for which are paid by the Company. Mr. Reddy will also be entitled to any bonus remaining payable to Mr. Reddy for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.    The Reddy Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Reddy is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Andrew Franklin

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Andrew Franklin (the “Franklin Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Franklin Initial Term”). At the end of the Franklin Initial Term, the Franklin Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Franklin Employment Agreement.  Under the terms of the Franklin Employment Agreement, Mr. Franklin shall be employed as the Company’s COO and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•        Base compensation of $250,000 per annum; and

•        Reimbursement of reasonable and necessary business expenses, and Mr. Franklin is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms.    Under the Franklin Employment Agreement, if Mr. Franklin’s employment is terminated by the Company without “Cause” (as defined in the Franklin Employment Agreement) then Mr. Franklin shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Franklin’s current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Franklin’s employment or (ii) salary continuation equal to the sum of Mr. Franklin’s then current base salary for a period equal to the remainder of the term of the Franklin Employment Agreement. Mr. Franklin will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Franklin Employment Agreement. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event Mr. Franklin terminates his employment with “Good Reason” (as defined in the Franklin Employment Agreement), but not a “Change in Control” (as defined in the Franklin Employment Agreement) then Mr. Franklin shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event Mr. Franklin terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change of Control then Mr. Franklin shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Franklin’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Franklin is entitled to health care coverage pursuant to COBRA at Mr. Franklin’s expense for up to 18 months.

Mr. Franklin shall not be entitled to any benefits under the Franklin Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Franklin terminating his employment without Good Reason.

Death and Disability.    In the event of a termination of employment on account of death occurring during the Franklin Initial Term or Annual Term then Mr. Franklin’s estate shall generally be entitled to: (a) Mr. Franklin’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Franklin for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Franklin Employment Agreement) by Mr. Franklin for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Franklin his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Franklin under any disability policy obtained by the Company or Mr. Franklin, the premiums for which are paid by the Company. Mr. Franklin will also be entitled to any bonus remaining payable to Mr. Franklin for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.    The Franklin Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Franklin is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Potential Payments Upon Termination or Change in Control

See “Employment Agreements With The Company’s Executive Officers.”

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of three of our independent directors: Jon McAuliffe, Jeffrey Zwerdling and Andrew Jones. Mr. Zwerdling has been designated as chair of the Compensation Committee. There are no compensation committee interlocks and no member of the Compensation Committee serves, or has in the past served, as an employee or officer of the Company.

MISCELLANEOUS

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of shares of our common stock as of November 7, 2019 for (1) each person who is the beneficial owner of 5% or more of our outstanding common stock, (2) each of our directors, director nominees and named executive officers, and (3) all of our directors, director nominees and executive officers as a group. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common shares subject to options or other rights (as set forth above) held by that person that are exercisable as of this filing or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. As of November 7, 2019, we had 174 stockholders of record. This number excludes our common stock shares owned by shareholders holding under nominee security position listings.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

	Number of Shares Beneficially Owned		Percentage of All Shares(1)
David Kelly	30,219		*
Andrew Franklin	4,882		*
Matthew Reddy	3,690		*
Carl B. McGowan, Jr.	58,673		*
Jeffrey Zwerdling	139,387	(2)	1.4%
Andrew Jones	555,143	(3)	5.7%
Stewart Brown	57,807		*
John McAuliffe	17,474		*
Stefani Carter	0		0
Clayton Andrews	0		0
Deborah Markus	0		0
All directors, director nominees and executive officers as a group (11 persons)	867,275		8.9%

____________

*        Less than 1.0%

(1)      Based upon 9,693,271 shares of common stock outstanding on November 7, 2019. In addition, amounts for individuals assume that all Series B and D convertible preferred stock held by the individual are converted into Common Stock.

(2)      Includes 98,454 shares of common stock, 14,000 shares of Series B convertible preferred stock convertible into 8,750 shares of common stock, and 5,000 shares of Series D cumulative convertible preferred stock convertible into 7,370 shares of common stock. In addition, includes 17,938 shares of common stock, 11,000 shares of Series B convertible preferred stock convertible into 6,875 shares of common stock, which are held by a trust in which Mr. Zwerdling serves as co-trustee and has voting and investing authority over the shares.

(3)      Includes 493,656 shares of Common Stock, 47,435 shares of Series B convertible preferred stock convertible into 29,647 shares of Common Stock and 21,600 shares of Series D cumulative convertible preferred stock convertible into 31,840 shares of Common Stock. Of these securities Mr. Jones owns 48,572 shares of Common Stock and 2,100 shares of Series B preferred stock personally and the remaining shares are held by various investment partnerships, funds and managed accounts, in which NS Advisors, LLC (“NS Advisors”) serves as the investment manager. Mr. Jones is the managing partners of NS Advisors and has sole voting and investment authority over the shares.

Based upon our records and the information reported in filing with the SEC, the following were beneficial owners of more than 5% of our shares of Common Stock as of November 7, 2019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Our Outstanding Shares(1)
Stilwell Value Partners VII, L.P.(2) 111 Broadway, 12th Floor New York, NY 10006-1901	955,753	9.9%
Steamboat Capital Partners LLC(3) 420 Lexington Ave., Suite 2300 New York, NY 10170	1,306,952	13.5%
Westport Capital Partners, LLC(4) 40 Danbury Road Wilton, CT 06897	896,968	9.3%
FMR, LLC(5) 245 Summer Street Boston, MA 02210	1,092,673	11.3%
NS Advisors, LLC(6) 274 Riverside Associates Westport, CT 06880	555,143	5.7%
Eidelman Virant Capital, Inc.(7) 8000 Maryland Ave, Suite 600 Saint Louis, Missouri 63105	537,187	5.6%
Daniel Khoshaba(8) 324 E. Alexander Palm Rd. Boca Raton, Florida 33432	494,695	5.1%
Total of 5% or more shareholders as a group (7 shareholders)	5,839,371	60.2%

____________

(1)      Based upon 9,693,271 shares of common stock outstanding on November 7, 2019.

(2)      Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on October 24, 2019 reporting beneficial ownership as of October 24, 2019 of 955,753 shares, which includes 49,967 shares of Series D cumulative convertible preferred stock that are convertible into 73,654 shares of common stock. Stillwell Activist Fund, L.P., Stillwell Activist Investments, L.P., Stillwell Value LLC and Joseph Stillwell possess shared voting and dispositive power over 955,753 shares with Stillwell Value Partners VII, L.P.

(3)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on September 3, 2019 reporting beneficial ownership as of March 27, 2019. Includes the shares reported by Parsa Kiai, Steamboat Capital Partners GP, LLC, Steamboat Capital Partners Master Fund, LP and Steamboat Capital Partners II, LP. As set forth in Item 4 of the Schedule 13G these shares are non-voting preferred stock convertible into common stock.

(4)      Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on September 17, 2019 reporting beneficial ownership as of September 13, 2019. In addition, based solely upon the Schedule 13D, Russel Bernard, Sean Armstrong, Wm. Gregory Geiger, Jordan Socaransky and Marc Porosoff are members of the investment committee of Westport Capital Partners LLC and may be deemed to have beneficial ownership over the 857,864 shares. The 857,864 shares include 373,390 shares held by the record owner WCP Real Estate Fund IV, L.P, and 187,930 shares held by the record owner WCP Real Estate Fund IV (ERISA), L.P. The 896,968 shares include the 39,104 shares individually owned by Sean Armstrong a member of the investment committee of Westport Capital Partners, LLC, and former director Wheeler Real Estate Investment Trust, Inc.

(5)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2018 reporting beneficial ownership as of February 9, 2018 of 1,092,673 shares. Includes the shares reported by Abigail Johnson and Fidelity Real Estate Income Fund.

(6)      Based solely upon the Form 4 filed with the SEC by the beneficial owner on February 27, 2019 reporting beneficial ownership as of February 27, 2019 of 555,143 shares. NS Advisors possesses shared voting power of 505,258 with Andrew R. Jones. In addition, Andrew R. Jones possesses sole voting power of an additional 49,885 shares. These are the same shares beneficially owned by Mr. Jones identified in the executive officer and director table above.

(7)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2019 reporting beneficial ownership as of December 31, 2018 of 537,187 shares.

(8)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on September 24, 2019 reporting beneficial ownership as of September 23, 2019.

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. McGowan qualifies as an “audit committee financial expert” in accordance with applicable Nasdaq Stock Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•        Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•        Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•        Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•        Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•        Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

•        Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•        Review accounting and financial human resources and succession planning within the Company;

•        Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•        Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.whlr.us.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’

qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met five times during 2018. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Audit Committee’s financial statements.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2018, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified and superceded (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to PCAOB Rule 3526 The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountant’s independence. The Company also received regular updates on the amounts of fees and scope of audit, audit-related and tax services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC. The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2019. This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE

Stewart Brown	Andrew Jones	Carl B. McGowan, Jr.

Under SOX, and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”), which sets forth the procedures and conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

Certain Relationships and Related Transactions

Related Party Policies

Our Code of Business Conduct requires that our directors and all of our employees deal with the Company on an arms-length basis in any related party transaction. All transactions between us and any of our directors, named executive officers or other vice presidents, or between us and any entity in which any of our directors, named executive officers or other vice presidents is an officer or director or has an ownership interest, must be approved by the Board of Directors. Management presents to our Board of Directors’ Investment Committee those properties it considers viable acquisition targets. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. All of the members of the Investment Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and our Corporate Governance Principles. Once the Investment Committee comes to an agreement that it is in the best interest of us to acquire a property, the committee makes a recommendation to the full Board of Directors regarding the potential real estate acquisition and investment. Our Board of Directors then votes on whether to acquire a property recommended by the Investment Committee, and we will not acquire a property unless it has been approved by the majority of our Board of Directors.

Partnership Agreement

In connection with the completion of our initial public offering, we entered into a partnership agreement with various persons receiving common units in the formation transactions, including our former Chairman and CEO Mr. Wheeler, his affiliates and certain former executive officers or our Company. As a result, these persons became limited partners of our operating partnership, Wheeler REIT, L.P. (the “Operating Partnership”).

Pursuant to the partnership agreement with our Operating Partnership, limited partners of the Operating Partnership and some assignees of limited partners will have the right, beginning 12 months after acquiring the common units, to require our Operating Partnership to redeem part or all of their common units for cash equal to the then-current market value of an equal number of shares of our Common Stock (determined in accordance with and subject to adjustment under the Partnership Agreement), or, at our election, to exchange their common units for shares of our Common Stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter.

Employment Agreements

Our CEO, CFO and COO have entered into three-year employment agreements, which in addition to the items noted throughout this Compensation Discussion and Analysis, include disability and termination provisions, among other provisions. See “Employment Agreements With The Company’s Executive Officers” for a summary of the terms of Mr. Kelly and Mr. Reddy’s and Mr. Franklin’s employment agreements.

Indemnification of Officers and Directors

Our charter and bylaws provide for certain indemnification rights for our directors and officers and we will enter into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by Maryland law.

Other Related Party Transactions

The following summarizes related party activity as of and for the years ended December 31, 2018 and 2017. The amounts disclosed below reflect the activity between the Company and Mr. Wheeler’s affiliates (in thousands).

	December 31,
	2018	2017
Amounts paid to affiliates	$15	$48
Amounts received from affiliates	$116	$2,517
Amounts due from affiliates	$—	$—
Notes receivable	$5,000	$6,739

The Company loaned $11.00 million for the partial funding of Pineland Station Shopping Center in Hilton Head, South Carolina to be known in the future as Sea Turtle Development and loaned $1.00 million for the sale of land to be used in the development. At December 31, 2018 and 2017, the Company recognized a $1.74 million and $5.26 million, respectively, impairment charge on the note receivable. Subsequent to December 31, 2018, the Company recognized an additional $5.00 million impairment on the notes receivable reducing the carrying value to zero. The Company has placed the notes receivable on nonaccrual status and has not recognized $1.44 million of interest income due on the notes for the twelve months ended December 31, 2018, respectively. In February 2018, the Company’s agreement to perform development, leasing, property and asset management services for Sea Turtle Development was terminated. Sea Turtle Development is a related party as Jon Wheeler, the Company’s former CEO and shareholder of the Company, is the managing member. Prior to the termination of the agreements, development fees of 5% of hard costs incurred were earned by the Company. Leasing, property and asset management fees were consistent with those charged for services provided to non-related properties.

The Company recovered $77 thousand in amounts due from related parties for the year ended December 31, 2018, which were previously reserved. The recovery is included in “provision for credit losses” on the consolidated statements of operations. The total allowance on related party receivables at December 31, 2018 and 2017 is $2.20 million and $2.36 million, respectively.

Amounts due from Sea Turtle Development are reserved due to uncertainty surrounding the collectability given the information currently available to the Company. Amounts due from other non-REIT properties have been reserved based on available cash flows at the respective properties and payment history. The management agreements for these properties have been terminated.

In 2016, in connection with the acquisition of Berkley and Sangaree/Tri-County, the Operating Partnership entered into a tax protection agreement that obligates the Operating Partnership to reimburse Jon Wheeler, the Company’s former CEO for his tax liabilities resulting from the recognition of certain taxable income or gain in the event the Operating Partnership takes certain action prior to November 10, 2023 with respect to Sangaree Plaza, Tri-County Plaza and Berkley.

Compliance with Section 16(a) of Reporting Requirements

Based solely on a review of Forms 3 and 4 and any amendments thereto furnished us pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, we believe that with respect to fiscal 2018 our officers, directors, and beneficial owners of more than 10% of our equity timely complied with all applicable Section 16(a) filing requirements, except a late Form 4 was filed for one of our Directors, Stewart Brown on March 27, 2018 reporting the March 21, 2018 and March 22, 2018 purchase of 2,300 and 400 shares of common stock, respectively.

PROPOSAL 1

ELECTION OF DIRECTORS

Eight directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2019. Five of the nominees for director are now serving as directors of the Company. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director is unable to stand for re-election, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director.

The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.

Nominees for Election

David Kelly

President and CEO

Age — 54

Director since 2011

Mr. Kelly was appointed as CEO in January 2018, replacing Jon S. Wheeler, and has served as a director of the Company since 2011. Mr. Kelly has over 25 years of experience in the real estate industry. Mr. Kelly previously served as our Chief Investment Officer. Prior to joining the Company, Mr. Kelly served as a Principal with Kelly Development, LLC, a real estate development firm he founded in March 2011, which specializes in the acquisition and management of retail properties in the Mid-Atlantic region. Prior to founding Kelly Development, Mr. Kelly served as the Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer, from 1998 through 2011. Prior to his time with Supervalu, Mr. Kelly served as an Asset Manager from 1993 through 1998. Mr. Kelly currently serves on the Board of Directors of the Norfolk, Virginia SPCA. He earned a Bachelor of Science in Finance degree from Bentley College (now Bentley University). Based upon his years of experience in the real estate industry as well as his real estate management experience within a publicly traded company, we have determined that Mr. Kelly should serve as a director.

Carl B. McGowan, Jr.

Independent Director

Age — 71

Director since 2013

Dr. McGowan has served as a director of the Company since 2013. Dr. McGowan brings over 30 years of extensive financial experience to the Board. Dr. McGowan joined the faculty of Norfolk State University in 2005 and presently serves as the Faculty Distinguished Professor of Finance. From 2004 – 2005, Dr. McGowan served as a Visiting Associate Professor of Finance at the University of Sharjah in the United Arab Emirates. From 2003 – 2004, Dr. McGowan served as the RHB Bank Distinguished Chair in Finance at the University of Kebangsaan in Malaysia. Dr. McGowan has a Bachelor of Arts in International Relations (Syracuse), an MBA in Finance (Eastern Michigan), and a PhD in Business Administration (Michigan State). Dr. McGowan has conducted extensive research in the areas of corporate finance and international finance, with specific studies relating to real estate operations. In addition to over 150 conference presentations, Dr. McGowan has published 68 articles in numerous peer-reviewed journals including: The Journal of Real Estate Research, The American Journal of Business Education, Applied Financial Economics, Decision Science, Financial Practice and Education, The Financial Review, International Business and Economics Research Journal, The International Review of Financial Analysis, The Journal of Applied Business Research, The Journal of Business Case Studies, The Journal of Diversity Management, Managerial Finance, Managing Global Transitions, The Southwestern Economic Review, and Urban Studies. Based upon his diverse experience and well-known authority in finance and economics, which will be valuable as we pursue the continued growth of the Company, we have determined that Dr. McGowan should serve as a director.

Jeffrey M. Zwerdling

Independent Director

Age — 75

Director since 2013

Mr. Zwerdling has served as a director of the Company since 2013 and lead independent director since 2015. Mr. Zwerdling is founder and managing partner of the law firm of Zwerdling, Oppleman & Adams which was formed in 1972 in Richmond, Virginia. Mr. Zwerdling’s areas of concentration include corporate law, commercial and residential real estate, personal estate planning, and general litigation. From 1999 – 2012 he served as President and Director of The Corporate Centre, a 225,000 square foot office park complex located in Richmond, Virginia. In May of 2013, Mr. Zwerdling was appointed to the Board of Directors of Capitol Securities Management Inc. (“CSM”). CSM is a Financial Industry Regulatory Authority registered broker dealer whose assets exceed $4 billion. Mr. Zwerdling was commissioned as a Second Lieutenant in the United States Army in 1967, served in the Army Reserve and Virginia National Guard, and received his honorable discharge after obtaining the rank of Captain in 1981. Mr. Zwerdling holds a Bachelor of Science Degree from Virginia Commonwealth University and received a Juris Doctor Degree from the College of William and Mary School of Law. He was an organizational investor in Southern Community Bank & Trust, now Village Bank. In 1998, Mr. Zwerdling was elected to the Board of Directors of Supertel Hospitality, Inc., a public company, which trades on the Nasdaq Stock Exchange. Supertel is a real estate investment trust (REIT) which is a focused-service segment of the lodging industry. During his tenure at Supertel, Mr. Zwerdling served on various committees, including the Acquisitions and Dispositions Committee, and was a member and former chairman of the Audit Committee. Prior to being appointed a Director of the Company in September 2013, Mr. Zwerdling served as a Board Observer for the Company. He is a Master Mason of Fraternal Lodge No. 53, belongs to the Scottish Rite of Freemasonry, and is a Noble of the Acca Temple Shrine of Richmond, Virginia. Based upon his legal experience in real estate matters and his vast experiences with real estate investment trusts, we have determined that Mr. Zwerdling should serve as a director.

John McAuliffe

Independent Director

Age — 65

Director since 2015

Mr. McAuliffe has served as a director since 2015. Mr. McAuliffe previously served as a director from November 2012 until April 2013. Mr. McAuliffe has over 36 years of experience in the financial services industry. Presently, Mr. McAuliffe serves as a Lead Investment Banker with Newbridge Securities Corporation, a full-service securities brokerage and investment-banking firm. Prior to joining Newbridge Securities Corporation in 2005, Mr. McAuliffe ran his own consulting firm which provided advisory and structural development services to the management of small to medium sized publicly traded companies. Throughout his career, Mr. McAuliffe has participated in excess of over 200 capital raises and has been involved in all aspects of the capital formation process serving in a variety of positions ranging from institutional salesman to the Managing Director of an investment banking firm. Mr. McAuliffe received his Bachelor of Science degree in political science and economics from State University of New York at Brockport. Based upon his leadership and investment banking experience, we have determined that Mr. McAuliffe should serve as a director.

Andrew R. Jones

Independent Director

Age — 57

Director since April 2018

Mr. Jones, CFA, is Founder and Chief Executive Officer of North Star Partners, LP. Since its founding in January 1996, North Star has been an alternative investment program that is dedicated to value investing and focuses on the small-cap sector of the U.S. equity markets. Prior to the formation of North Star, Mr. Jones was a Managing Director at Tweedy, Browne Company, LP. Mr. Jones is a former director of Certus Bank, NA, Cornell Companies, Inc. and Chem Rx Corporation. He is a Chartered Financial Analyst and is a member of the New York Society of Securities Analysts. Mr. Jones received a BS in Finance from Ithaca College and an MBA in Finance from the University of Chicago. Based upon his expertise within the real estate industry and the financial markets we have determined Mr. Jones should serve as a director.

Stefani D. Carter

Independent Director Nominee

Age — 41

Ms. Carter currently serves as the Lead Director, the Chair of the Nominating and Corporate Governance Committee, and as a Member of the Compensation Committee and the Related Party Transactions Committee of Braemar Hotels & Resorts, Inc. (NYSE: BHR). Ms. Carter has been a practicing attorney since 2005, specializing in civil litigation, contractual disputes and providing general counsel and advice to small businesses and individuals. Ms. Carter serves as Senior Counsel at the law firm of Estes Thorne & Carr PLLC, a position she has held since November 2017. From 2011 to November 2017, Ms. Carter served as a principal at the law firm of Stefani Carter & Associates, LLC. In addition, Ms. Carter served as an elected representative of Texas House District 102 in the Texas House of Representatives (the “Texas House”) between 2011 and 2015, serving as a member on several Texas House committees, including the Committee on Appropriations, the Energy Resources Committee, and the Select Committee on Criminal Procedure Reform during that period. Ms. Carter also served as a member and Vice-Chair of the Texas House Committee on Criminal Jurisprudence during that period. From 2008 to 2011, Ms. Carter was employed as an associate attorney at the law firm of Sayles Werbner, PC and from 2007 to 2008 was a prosecutor in the Collin County District Attorney’s Office. Prior to joining the Collin County District Attorney’s Office, Ms. Carter was an associate attorney at Vinson & Elkins LLP from 2005 to 2007. Ms. Carter has a Juris Doctor from Harvard Law School, a Master’s in Public Policy from Harvard University’s John F. Kennedy School of Government and a Bachelor of Arts in Government and a Bachelor of Journalism in News/Public Affairs from the University of Texas at Austin. Based upon her legal experience and corporate governance experience, we have determined that Ms. Carter should serve as a director.

Clayton (“Chip”) Andrews

Independent Director Nominee

Age — 57

Mr. Andrews has over 30 years of experience in commercial real estate and related capital markets. He has a diverse background within all areas of real estate capital structure and has direct investment experience across all property types, including retail shopping centers. In addition, Mr. Andrews has extensive experience in asset management for both transitional and stabilized properties, including new development. Since 2018 Mr. Andrews has been the Managing Member of Old Hill Investment Group LLC, a Connecticut based commercial real estate private equity firm. From 2010 to 2018 Mr. Andrews was a Managing Director at DLJ Real Estate Capital Partners where he was head of Global Asset Management. Mr. Andrews was also formerly a Managing Director at Babson Capital Management, which had over $120 billion in assets under management and owned by MassMutual, and a Partner and COO at Cheslock Bakker& Associates, a private real estate merchant bank. Mr. Andrews received a B.S in Accounting from the University of Maine and a M.S. in Real Estate Investment and Development from New York University. Based on his highly diverse background and experience in commercial real estate and real estate capital structure, we have determined Mr. Andrews should be a director.

Deborah Markus

Independent Director Nominee

Age — 46

Ms. Markus is the Founder of Columbus Advisors (CA). CA advises clients on launching new business areas and recruiting teams in the investment management industry.  CA was founded in 2009 and Ms. Markus recently returned to lead the CA on a full time basis.  Throughout her career, Ms. Markus has been involved in the real estate industry. She began her career as a member of the Real Estate Investment Banking Team at Nationsbanc Montgomery Securities and in 1997 joined JPMorgan Asset Management, where she held the role of Real Estate Product Specialist. In 2012, Ms. Markus became the Head of Corporate Development for Structured Portfolio Management, a $4 billion alternative investment fund, with investments in various real estate related strategies. Ms. Markus graduated, cum laude, from Binghamton University with a degree in political science and received her MBA in finance and marketing from NYU Stern School of Business. Ms. Markus is on the board for the NYU Stern Center for Real Estate Finance. Based upon her expertise within the real estate industry and knowledge of the financial services industry we have determined Ms. Markus should serve as a director.

Proxy Contest

The Stilwell Group has notified the Company that it intends to nominate three nominees for election as directors at the Annual Meeting. Accordingly, there may be eleven nominees for election to the Board, but only eight nominees will be elected. The Stilwell Group consists of Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC and Joseph Stilwell. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws.

The Stilwell Group has filed definitive proxy material with the SEC to solicit proxies in support of its candidates. The Stilwell Group’s candidates have NOT been endorsed by our Board of Directors. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group may otherwise make.

We urge you to elect the directors recommended by the Board, by completing the attached WHITE proxy card. The Board recommends that you DO NOT sign or return any green proxy card that may be sent to you by the Stilwell Group or anyone else. Voting “Withhold” on the Stilwell Group’s nominees is not the same as voting For the Board’s nominees, because any vote on the green proxy card will revoke any previous WHITE proxy submitted by you. If you have previously submitted the Stilwell Group’s green proxy card, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

Conclusion and Recommendation; Vote Required

This election of directors is considered a contested election. Accordingly, each Nominee for election to the Board will be elected only if such nominee receives the affirmative vote of a plurality of the total votes cast. This means that the eight individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares of Common Stock voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares of Common Stock will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes, if any, and abstentions will not be treated as votes cast for the election of a director and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board of Directors unanimously recommends a vote FOR
the election of all of the Nominees named above on the enclosed WHITE proxy card and strongly urges you NOT to sign or return any green proxy card(s) or voting instruction form(s) that you may receive from the Stilwell Group or any of its representatives or affiliates.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our executive compensation program is designed to facilitate long-term stockholder value creation. Our focus on pay-for-performance and on corporate governance ensures alignment with the interests of the Company’s stockholders.

We are asking for stockholder approval, on an advisory or non-binding basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement.

We will evaluate whether any actions are necessary to address significant concerns as a result of this advisory vote. We conduct annual advisory votes on executive compensation, and will conduct the next advisory vote at our 2020 annual meeting of stockholders.

For the reasons discussed above and in this Proxy Statement under the heading “Compensation,” the Board intends to introduce the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in this Proxy Statement under the heading “Compensation,” including the compensation tables and their accompanying narrative discussion, is approved.”

The Board Unanimously Recommends that Stockholders Vote FOR the approval of our Executive Compensation.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2019 fiscal year and to conduct quarterly reviews through March 31, 2020. The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. Cherry Bekaert LLP has served as the Company’s independent public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2018. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

The Board of Directors Unanimously Recommends a vote FOR the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm.

2018 and 2017 Fiscal Year Audit Firm Fee Summary

The following table summarizes fees paid to independent registered public accounting firm for the years ended December 31, 2018 and 2017:

Types of Fee	2018	2017
	(in thousands)
Audit Fees(1)	$341	$335
Audit Related Fees(2)	50	15
Tax Fees(3)	159	134
All Other Fees	3	—
Total	$553	$484

____________

(1)      Audit fees includes annual audits, quarterly reviews, SOX and property audits.

(2)      Audit related fees for services related to the REIT’s financing offering documents and associated filings.

(3)      Tax fees related primarily to tax advisory services related to REIT status.

Audit Committee Pre-Approval Policies

Before Cherry Bekaert LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s Audit Committee. In addition, the Audit Committee has considered those services provided by Cherry Bekaert LLP and has determined that such services are compatible with maintaining the independence of Cherry Bekaert LLP.

PROPOSAL 4

APPROVAL OF THE 2019 LONG-TERM INCENTIVE PLAN

What am I Voting On?

The Board of Directors adopted the Wheeler Real Estate Investment Trust, Inc. 2019 Long-Term Incentive Plan (the “2019 Plan”) on October 21, 2019, subject to approval by the shareholders of the Company. The Board of Directors believes that the 2019 Plan will advance the long-term success of the Company by encouraging share ownership among key employees and members of the Board who are not employees.

How is the 2019 Plan Administered?

The 2019 Plan is administered by the Compensation Committee of the Board of Directors. The 2019 Plan provides the Compensation Committee with flexibility to design compensatory awards that are responsive to the Company’s needs. Subject to the terms of the 2019 Plan, the Compensation Committee has the discretion to determine the terms of each award. The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to participants who are not directors, executive officers or 5% shareholders of the Company.

What kind of Awards may be Granted?

Awards under the 2019 Plan may be in the form of incentive stock options, nonqualified stock options or restricted stock and unit awards.

An option is the right to purchase shares of the Company’s Common Stock at a price and on a schedule set by the Compensation Committee. The option price will be no less than the fair market value of the shares on the option grant date.

Who is Eligible to Receive Awards?

Employees of the Company, officers, employee and non-employee directors, consultants, independent contractors and advisors may all be selected by the Compensation Committee to receive awards under the 2019 Plan. The benefits or amounts that may be received by or allocated to participants under the 2019 Plan will be determined at the discretion of the Compensation Committee and are not presently determinable. As of November 7, 2019 there were approximately 48 Company employees, 5 non-employee directors and no consultants that are eligible to participate in the 2019 Plan.

How Many Shares are Available for Issuance Under the 2019 Plan?

The maximum number of shares as to which awards may be granted under the 2019 Plan is 750,000 shares. The fair market value of an ordinary share of the Common Stock of the Company on November 7, 2019 was $2.28 as reported on the Nasdaq Stock Market.

Upon What Terms may Shares be Awarded?

An award of shares involves the immediate transfer from the Company to a participant of ownership of a specific number of ordinary shares in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee. The transfer may be made without additional consideration from the participant. The Compensation Committee shall determine the number of shares to be awarded. If the share award is being earned upon the satisfaction of performance goals pursuant to a award agreement, then the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for each share award; (b) select from among any performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded. The Compensation Committee may also specify performance objectives that must be achieved for any restrictions on the shares to lapse.

Are Awards Made Under the 2019 Plan Transferable?

Except as provided below, no award under the 2019 Plan may be transferred by a participant other than by will or the laws of descent and distribution, and options may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Compensation Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve. Notwithstanding the foregoing, any shares awarded (subject to any vesting requirements in a given grant) may be transferred in accordance with applicable law.

When does the 2019 Plan Terminate?

The Compensation Committee may terminate the 2019 Plan at any time. If not sooner terminated by the Board of Directors, the 2019 Plan will terminate on the tenth anniversary of its effective date.

How can the 2019 Plan be Amended?

The 2019 Plan may be amended by the Board of Directors, but without further approval by the shareholders of the Company, the Board shall not amend the 2019 Plan in any manner that requires shareholder approval under the Internal Revenue Code of 1986, as amended, pursuant to the rules under Section 16 of the The Securities Exchange Act of 1934, as amended, by any national securities exchange or system on which shares of Company Stock are then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. The Board may condition any amendment on the approval of the shareholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

What are the Tax Consequences of the 2019 Plan?

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise, and vesting of awards under the 2019 Plan. This summary is intended to reflect the current provisions of the Code and the regulations thereunder, but is not intended to be a complete statement of applicable law. This summary does not address foreign, state, local or payroll tax considerations. This summary assumes that all awards described herein are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein.

The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of the Company’s tax reporting obligations.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and, subject to the conditions described herein, the Company will be entitled to a corresponding deduction. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. The difference between the fair market value of the shares on the exercise date over the exercise price is a tax preference item taken into account for alternative minimum tax purposes. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. The Company will not be entitled to a deduction. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. The Company will be entitled to a deduction in the amount of ordinary income recognized on disposition, subject to the conditions described herein. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. With respect to both nonqualified stock options and incentive stock options, special rules apply if the optionee uses shares already owned to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture.

A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. Subject to the conditions described herein, the Company will be entitled to a corresponding deduction . However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted stock will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. Subject to the conditions described herein, the Company will receive a corresponding deduction at that time. If a Code Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient and deductible by the Company, subject to the conditions described herein.

A recipient of restricted stock units generally will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to the award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received. Subject to the conditions described herein, the Company will receive a corresponding deduction.

Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. Prior to the enactment of the Tax Cuts and Jobs Act, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code was not subject to this deduction limitation. Pursuant to the Tax Cuts and Jobs Act, this exception for “performance-based compensation” under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided by the Tax Cuts and Jobs Act for remuneration provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not modified in any material respect on or after such date. As a result, compensation paid to any of the Company’s “covered employees” in excess of $1 million per taxable year generally will not be deductible unless, among other requirements, it is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the regulations issued thereunder, including the uncertain scope of the transition relief provided by the Tax Cuts and Jobs Act, no assurance can be given that any compensation paid by the Company will be eligible for such transition relief and, therefore, eligible for the “performance-based compensation” exception under Section 162(m) of the Code.

Where can I get a copy of the 2019 Plan?

This summary is not a complete description of all provisions of the 2019 Plan. A copy of the 2019 Plan is attached hereto as Annex B.

The Board of Directors Unanimously Recommends a vote FOR the Approval of the 2019 Long-Term Incentive Plan.

OTHER MATTERS

The Board of Directors knows of no other matters that may be properly or should be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

Rules promulgated by the SEC require us to provide an annual report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to our Corporate Secretary Angelica Beltran at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452, by calling (757) 627-9088 or via the Internet at www.whlr.us.

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF WHEELER REAL ESTATE INVESTMENT TRUST, INC. Additionally, the Company has retained MacKenzie Partners, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may, without additional compensation, solicit by mail, in person or by telecommunication.

FUTURE PROPOSALS OF STOCKHOLDERS

Stockholder proposals including nominations for persons for election to the Board of Directors, for our Annual Meeting to be held in 2020 must be received by us between June 11, 2020 and July 11, 2020, and must otherwise comply with the rules promulgated by the SEC to be considered for inclusion in our proxy statement for that year. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary, Angelica Beltran, at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

COPIES OF WHEELER REAL ESTATE INVESTMENT TRUST, INC.’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018 TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE THROUGH OUR WEBSITE WWW.WHLR.US OR UPON WRITTEN REQUEST TO WHEELER REAL ESTATE INVESTMENT TRUST, INC., RIVERSEDGE NORTH, 2529 VIRGINIA BEACH BOULEVARD, VIRGINIA BEACH 23452, ATTENTION, ANGELICA BELTRAN, CORPORATE SECRETARY.

Dated: November 8, 2019

By order of the Board of Directors,

Angelica Beltran
Corporate Secretary

Annex A

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our director nominees, each a Participant, are set forth in the section entitled “PROPOSAL 1: Election of Directors” under the heading “Nominees for Election” of this Proxy Statement. The business address for the Company’s current directors and director nominees is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Va. Beach Blvd. Virginia Beach, Virginia 23452. The business history of our current director, Stewart Brown, who was not nominated for reelection is set forth below.

Stewart J. Brown has served as a director since 2015. Mr. Brown has over 45 years of financial and organizational management experience in executive management positions within the real estate, banking, and finance industries, most recently as Chairman of the Credit/Risk Committee for Community and Southern Bank and is a member of the board’s Joint Audit Committee. Mr. Brown has also served as the past Chairman of the Board of Lodgian, Inc. of Atlanta and Opportunity Bank of Dallas. Mr. Brown also served for over 32 years as an officer in the US Army in a variety of assignments. Mr. Brown received his Bachelor’s degree in Political Science and Economics from UC Santa Barbara and has an MBA from NYU’s Leonard N. Stern’s School of Business.

Officers and Employees

Executive officers and employees of the Company who are Participants are David Kelly, Matthew Reddy and Andrew Franklin. The business address for each is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452. Their principal occupations are stated in the section entitled “Executive Officers” and “Nominees for Election” in this Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of November 7, 2019 is set forth in the section entitled “Securities Ownership of Management and Certain Beneficial Owners” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each of the participants listed above under “Directors and Director Nominees” and “Officers and Employees” during the past two years, between August 24, 2017 and November 7, 2019. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of those shares are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Independent director nominees Stefani Carter, Deborah Markus and Chip Andrews, as well as the Company’s CFO, Matthew Reddy and its COO, Andrew Franklin have not purchased, acquired, sold or disposed of the Company’s securities during the past two years between August 24, 2017 and November 7, 2019.

Name	Date	Security	# of Shares*	Transaction Type
Dave Kelly	10/18/2017	Common Stock	172	Dividend Reinvestment Plan
	1/18/2018	Common Stock	290	Dividend Reinvestment Plan
	3/20/2018	Common Stock	15,000	Purchase
	11/14/2018	Common Stock	3,250	Purchase
Carl McGowan, Jr.	11/30/2017	Common Stock	891	Stock Grant
	2/6/2018	Common Stock	6,239	Stock Grant
	5/15/2018	Common Stock	3,492	Stock Grant
	7/23/2018	Common Stock	3,094	Stock Grant
	9/6/2018	Common Stock	3,094	Stock Grant
	10/17/2018	Common Stock	5,841	Stock Grant
	2/27/2019	Common Stock	28,090	Stock Grant
Jeff Zwerdling	11/30/2017	Common Stock	1,136	Stock Grant
	2/6/2018	Common Stock	6,515	Stock Grant
	3/22/2018	Series Preferred D	1,000	Purchase
	5/15/2018	Common Stock	4,120	Stock Grant
	7/23/2018	Common Stock	3,107	Stock Grant
	9/6/2018	Common Stock	3,107	Stock Grant
	10/17/2018	Common Stock	5,724	Stock Grant
	2/27/2019	Common Stock	27,528	Stock Grant
Stewart Brown	11/30/2017	Common Stock	791	Stock Grant
	2/6/2018	Common Stock	6,051	Stock Grant
	3/21/2018	Common Stock	2,300	Purchase
	3/22/2018	Common Stock	400	Purchase
	5/15/2018	Common Stock	3,142	Stock Grant
	7/23/2018	Common Stock	3,032	Stock Grant
	9/6/2018	Common Stock	3,032	Stock Grant
	10/17/2018	Common Stock	5,724	Stock Grant
	2/27/2019	Common Stock	27,528	Stock Grant
John McAuliffe	11/30/2017	Common Stock	858	Stock Grant
	2/6/2018	Common Stock	6,201	Stock Grant
	5/15/2018	Common Stock	3,422	Stock Grant
	7/23/2018	Common Stock	3,032	Stock Grant
	9/6/2018	Common Stock	495	Stock Grant
	10/17/2018	Common Stock	2,862	Stock Grant
	2/27/2019	Common Stock	13,764	Stock Grant
	9/18/2019	Common Stock	(12,000)	Sale
	9/19/2019	Common Stock	(8,875)	Sale
Andy Jones(1)	10/17/2017	Common Stock	1,295	Purchase – North Star Partners, L.P.
	10/18/2017	Common Stock	20,200	Purchase – North Star Partners, L.P.
	10/19/2017	Common Stock	1,870	Purchase – North Star Partners, L.P.
	10/25/2017	Common Stock	2,439	Purchase – North Star Partners, L.P.
	11/28/2017	Common Stock	3,400	Purchase – North Star Partners, L.P.

Name	Date	Security	# of Shares*	Transaction Type
	11/29/2017	Common Stock	1,331	Purchase – North Star Partners, L.P.
	12/7/2017	Common Stock	574	Purchase – Roth Plan
	12/12/2017	Common Stock	1,800	Purchase – North Star Partners, L.P.
	12/13/2017	Common Stock	3,187	Purchase – North Star Partners, L.P.
	12/14/2017	Common Stock	2,341	Purchase – North Star Partners, L.P.
	12/15/2017	Common Stock	1,081	Purchase – North Star Partners, L.P.
	12/19/2017	Common Stock	1,882	Purchase – North Star Partners, L.P.
	12/20/2017	Common Stock	776	Purchase – North Star Partners, L.P.
	12/27/2017	Common Stock	100	Purchase – North Star Partners, L.P.
	12/28/2017	Common Stock	653	Purchase – North Star Partners, L.P.
	12/29/2017	Common Stock	6,044	Purchase – North Star Partners, L.P.
	1/4/2018	Common Stock	2,500	Purchase – North Star Partners, L.P.
	1/10/2018	Common Stock	10,359	Purchase – North Star Partners, L.P.
	1/11/2018	Series Preferred D	21,600	Purchase – North Star Partners, L.P.
	1/12/2018	Common Stock	18,957	Purchase – North Star Partners, L.P.
	1/16/2018	Common Stock	1,644	Purchase – Roth Plan
	1/17/2018	Common Stock	5,856	Purchase – North Star Partners, L.P.
	1/25/2018	Common Stock	7,500	Purchase – North Star Partners, L.P.
	1/30/2018	Common Stock	200	Purchase – North Star Partners, L.P.
	2/23/2018	Series Preferred B	600	Purchase
	2/23/2018	Series Preferred B	600	Purchase
	2/26/2018	Series Preferred B	500	Purchase
	2/26/2018	Series Preferred B	400	Purchase
	3/7/2018	Common Stock	6,573	Purchase – North Star Partners, L.P.
	3/7/2018	Series Preferred B	19,101	Purchase – North Star Partners, L.P.
	3/8/2018	Series Preferred B	10,000	Purchase – North Star Partners, L.P.
	3/23/2018	Series Preferred B	9,823	Purchase – North Star Partners, L.P.
	3/28/2018	Series Preferred B	2,500	Purchase – North Star Partners, L.P.

Name	Date	Security	# of Shares*	Transaction Type
	3/29/2018	Series Preferred B	1,411	Purchase – North Star Partners, L.P.
	4/2/2018	Common Stock	(5,032)	Sale – North Star Partners, L.P.
	4/2/2018	Series Preferred B	2,500	Purchase – North Star Partners, L.P.
	4/3/2018	Common Stock	(36,150)	Sale – North Star Partners, L.P.
	4/3/2018	Common Stock	(8,528)	Sale – North Star Partners, L.P.
	4/4/2018	Common Stock	(37,551)	Sale – North Star Partners, L.P.
	4/5/2018	Common Stock	(5,918)	Sale – North Star Partners, L.P.
	4/6/2018	Common Stock	(17,404)	Sale – North Star Partners, L.P.
	7/23/2018	Common Stock	2,785	Stock Grant
	9/6/2018	Common Stock	2,785	Stock Grant
	10/17/2018	Common Stock	5,257	Stock Grant
	2/27/2019	Common Stock	25,281	Stock Grant

____________

*        Share transactions prior to the effectiveness of the Reverse-Stock Split on March 31, 2017 have been retroactively adjusted for the Reverse-Stock Split.

(1)      Mr. Jones is the managing manger of NS Advisors, LLC, which is the General Partner of North Star Partners, L.P. and has sole voting and investment authority over the shares purchased and sold by North Star Partners, L.P.

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years. Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Annex B

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

2019 LONG-TERM INCENTIVE PLAN

1. Purpose and Effective Date.

(a) The purpose of the Wheeler Real Estate Investment Trust, Inc. 2019 Long-Term Incentive Plan (the “Plan”) is to further the long-term stability and financial success of Wheeler Real Estate Investment Trust, Inc. (the “Company”) by attracting and retaining personnel, including employees, executive officers, non-employee directors, and consultants, through the use of stock and stock-based incentives. It is believed that ownership of Common Stock will stimulate the efforts of those employees upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business.

(b) The Plan was adopted by the Board of Directors of the Company on October 21, 2019 (the “Effective Date”), subject to shareholder approval.

2. Definitions.

(a) Act. The Securities Exchange Act of 1934, as amended.

(b) Agreement. Shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

(c) Affiliate. The meaning assigned to the term “affiliate” under Rule 12b-2 of the Act.

(d) Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock or Restricted Stock Units.

(e) Award. The award of an Option, Restricted Stock or Restricted Stock Unit under the Plan.

(f) Board. The Board of Directors of the Company.

(g) Change of Control.

(i) The acquisition by any unrelated person of beneficial ownership (as that term is used for purposes of the Act) of 50% or more of the then outstanding common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term “unrelated person” means any person other than (x) the Company and its subsidiaries, (y) an employee benefit plan or related trust sponsored by the Company or its subsidiaries, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition. For purposes of this subsection, a “person” means an individual, entity or group, as that term is used for purposes of the Act;

(ii) Any tender or exchange offer, merger or other business combination, sale of assets or any combination of the foregoing transactions, and the Company is not the surviving corporation; and

(iii) A liquidation of the Company.

(h) Code. The Internal Revenue Code of 1986, as amended.

(i) Committee. The Compensation Committee of the Board.

(j) Company. Wheeler Real Estate Investment Trust, Inc.

(k) Common Stock. The common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 14 below), the stock resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.

(l) Consultant. A person rendering services to the Company who is not an “employee” for purposes of employment tax withholding under the Code.

(m) Corporate Change. A consolidation, merger, dissolution or liquidation of the Company, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.

(n) Date of Grant. The date as of which an Award is made by the Committee.

(o) Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(p) Fair Market Value.

(i) If the Common Stock is then listed on a national stock exchange, the closing sales price per share of Common Stock on the exchange for the last preceding date on which there was a sale of shares of Common Stock on such exchange, as determined by the Committee.

(ii) If the Common Stock is not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such shares in such market, as determined by the Committee.

(iii) If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Common Stock is listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(5)(iv).

(q) Incentive Stock Option. An Option intended to meet the requirements of, and qualify for favorable Federal income tax treatment under, Code Section 422.

(r) Nonstatutory Stock Option. An Option that does not meet the requirements of Code Section 422, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

(s) Option. A right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan.

(t) Participant. Any individual who receives an Award under the Plan.

(u) Performance Award. Shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(v) Performance Measures. Shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met during any applicable restriction period designated by the Committee or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may include, without limitation, one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, the achievement of annual operating profit plans, net income before or after taxes, pretax earnings before interest, depreciation and/or amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, specified market penetration, cost targets, customer satisfaction or any combination of the foregoing. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

(w) Performance Period. Shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

(x) Restricted Stock. Common Stock awarded upon the terms and subject to the restrictions set forth in Section 7 below, if any, and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period, if any.

(y) Restricted Stock Unit. Shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified restriction period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(z) Restricted Stock Unit Award. Shall mean an award of Restricted Stock Units under this Plan.

(aa) Rule 16b-3. Rule 16b-3 of the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(bb) 10% Shareholder. A person who owns, directly or indirectly and within the meaning of Section 422 or 424 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation, within the meaning of Code section 424, of the Company. Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.

3. General. Awards of Options, Restricted Stock, and Restricted Stock Units may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4. Stock. Subject to Section 16 of the Plan, there shall be reserved for issuance under the Plan a total of 750,000 unissued shares of Common Stock, all of which may be issued as Incentive Stock Options. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised, shares allocable to Restricted Stock Units that expire or otherwise terminated prior to settlement, and shares that are forfeited pursuant to restrictions on Restricted Stock awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall not include the number of shares surrendered by a Participant or retained by the Company (a) in connection with the exercise of an Option or (b) in payment of withholding taxes, including Applicable Withholding Taxes

5. Eligibility.

(a) Any employee of, executive officer of, non-employee director of, or Consultant to the Company or its affiliates, and, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board. The Committee is expressly authorized to make an Award to a Participant conditioned on the surrender for cancellation of an existing Award.

(b) No Awards shall be issued under the Plan to any person who after such Award (including settlement or exercise thereof) would beneficially own more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of Common Stock of the Company, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding capital stock of the Company, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.

(c) The grant of an Award shall not obligate the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

(d) Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Stock Option, and Incentive Stock Options may be granted only to employees (including executive officers) of an affiliate that is a parent corporation or a subsidiary corporation of the Company within the meaning of Code section 424.

6. Stock Options.

(a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant. No Participant may be granted Options in any calendar year covering more than 200,000 shares of Common Stock.

(b) The Committee shall establish the exercise price of Options. The exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant. The exercise price of a Nonstatutory Stock Option Award shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option on the Date of Grant.

(c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.

(d) The Committee shall establish the term of each Option in the Participant’s stock option agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five years. No option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after (i) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided however that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

(e) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any parent corporation or subsidiary corporation (within the meaning of Code section 424) of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(f) If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.

7. Restricted Stock Awards.

(a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted and the terms and conditions to which the Award is subject. This notice, when accepted in writing by the Participant, shall become an Agreement between the Company and the Participant. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration. No Participant may receive a Restricted Stock Award in any calendar year for more than 200,000 shares of Common Stock.

(b) The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change of Control or Corporate Change acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s achievement of established performance objectives. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c) The Committee may provide in a Restricted Stock Award, or subsequently, that the restrictions will lapse if a Change of Control or Corporate Change occurs. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or may remove restrictions on Restricted Stock as it deems appropriate.

(d) A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Agreement and in the Plan. In other respects, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Agreement. If stock dividends are declared on Restricted Stock, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Restricted Stock.

8. Terms of Restricted Stock Unit Awards. Whenever the Committee deems it appropriate to grant a Restricted Stock Unit Award, notice shall be given to the Participant stating the number of shares subject to the Restricted Stock Unit Award and the terms and conditions to which the Award is subject. This notice, when accepted in writing by the Participant, shall become an Agreement between the Company and the Participant. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) The number of shares of Common Stock subject to a Restricted Stock Unit Award and any restriction period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee. No Participant may receive Restricted Stock Units in any calendar year for more than 200,000 shares of Common Stock.

(b) The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (or portion thereof) (i) if the holder of such award remains continuously in the service with the Company or an affiliate during any specified restriction period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares subject to such Restricted Stock Unit Award (or portion thereof) (iii) if the holder of such award does not remain continuously in service with the Company or an affiliate during any specified restriction period or (iv) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award in shares of Common Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

9. Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee. With respect to a Performance Award based on a Performance Period of one year, no Participant may receive a Performance Award payment in any calendar year that exceeds $500,000 or more than 200,000 shares of Common Stock.

(b) The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7(a) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 7(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

10. Method of Exercise of Options.

(a) Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Common Stock that the Participant owns (valued at Fair Market Value on the date of exercise), or (ii) exercise any applicable net exercise provision contained therein. Unless otherwise specifically provided in the Option, any payment of the exercise price paid by delivery of Common Stock acquired directly or indirectly from the Company shall be paid only with shares of Common Stock that are held by the Participant.

(b) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

11. Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Common Stock (subject to such restrictions as the Committee may establish, including a requirement that any shares of Common Stock so delivered shall have been held by the Participant for not less than six months) or (b) have the Company retain that number of shares of Common Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee and in accordance with Rule 16b-3.

12. Nontransferability of Awards.

(a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.

(b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may grant Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

13 Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the Effective Date. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable without shareholder approval, except to the extent that shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Act, by any national securities exchange or system on which shares of Company Stock are then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. Awards outstanding on the date of such action shall remain valid in accordance with their terms. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him.

14. Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, spin-off, reclassification, recapitalization, merger or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b) In the event the Company distributes to its shareholders a dividend, or sells or causes to be sold to a person other than the Company or a subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spinoff Company, and subject to the proviso that any such adjustments or new options shall not be made or granted, respectively, that would result in subjecting the Plan to variable plan accounting treatment. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(c) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 14 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

(d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

15. Change of Control. In the event of a Change of Control or Corporate Change, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(a) Provide for the purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(b) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control or Corporate Change; provided, however, that to the extent required to avoid a charge to earnings for financial accounting purposes, such adjustments shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the Award and (ii) the ratio of the exercise price per share to the market value per share is not reduced; or

(c) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving legal entity in such Change of Control or Corporate Change.

16. Administration of the Plan.

(a) The Plan shall be administered by the Committee, who shall be appointed by the Board. The Board may designate the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, to be the Committee for purposes of the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be “Non-Employee Directors” as that term is defined in Rule 16b-3. If any member of the Committee fails to qualify (to the extent required by Rule 16b-3) as a “Non-Employee Director,” such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board of Directors may from time to time may appoint members of the Committee and fill vacancies, however caused, in the Committee.

(b) The Committee shall have the authority to impose such limitations or conditions upon an Award or Performance Award, including Performance Measures, as the Committee deems appropriate to achieve the objectives of the Award and Performance Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award or Performance Award and the nature of the Award or Performance Award, (ii) the number of shares of Common Stock to be covered by each Award or Performance Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Common Stock, (v) the time or times when an Award or Performance Award shall be granted, (vi) whether an Award or Performance Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award or Performance Award shall lapse, (viii) whether a Change of Control or Corporate Change exists, (ix) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Incentive Stock or the lapse of restrictions on Restricted Stock, Restricted Stock Units or Options, (x) when Options may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Common Stock received in connection with an Award or Performance Award is permitted, (xiii) notice provisions relating to the sale of Common Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards and Performance Awards that the Committee deems appropriate. Notwithstanding the foregoing, no “tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options.

(c) The Committee shall have the power to amend the terms of previously granted Awards and Performance Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

(d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Agreement. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to individuals who are not subject to the reporting and other provisions of Section 16 of the Act.. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

(e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

17. Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate for shares of Common Stock before (i) the admission of such shares to listing on any stock exchange on which Common Stock may then be listed, (ii) receipt of any required registration or other qualification of such shares under any state or federal securities law or regulation that the Company’s counsel shall determine is necessary or advisable, and (iii) the Company shall have been advised by counsel that all applicable legal requirements have been complied with. The Company may place on a certificate representing Common Stock any legend required to reflect restrictions pursuant to the Plan, and any legend deemed necessary by the Company’s counsel to comply with federal or state securities laws. The Company may require a customary written indication of a Participant’s investment intent. Until a Participant has been issued a certificate for the shares of Common Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

18. Rights Under the Plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant any proprietary interest in the Company or any Affiliate or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant shall, for all purposes, be a general creditor of the Company. The interest of a Participant in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors.

19. Payments to Estates. An Award, if any, to the extent that they are due to a Participant pursuant to the provisions hereof and which remain unpaid at the time of the Participant’s death, will be paid in full to the Participant’s estate.

20. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company — at its principal business address to the attention of the Secretary; (b) if to any Participant — at the last address of the Participant known to the sender at the time the notice or other communication is sent.

21. Interpretation. The terms of this Plan and Awards granted pursuant to the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury relating to the qualification of Incentive Stock Options under the Code or compliance with Code section 162(m), to the extent applicable, and they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such regulation or ruling, to the extent applicable, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan and/or the Award shall be void and of no effect.

22. Agreement. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or electronic acceptance, such award shall be effective as of the effective date set forth in the Agreement.

23. Choice of Law. This Plan shall be governed by the laws of Maryland, without reference to principles of conflict of law.

24. No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, or any affiliate of the Company or affect in any manner the right of the Company, or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

25. Section 409A. This Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A and Treasury Regulations thereunder (“Section 409A”), and the Plan’s terms and the terms of any Agreement shall be administered and construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate. For purposes of Section 409A, each payment under this Plan (including each payment in a series of installments) shall be deemed to be a separate payment.

Notwithstanding any provision of this Plan or an Agreement to the contrary, to the extent that any payment is subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits payable under this Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six (6) months and one day following the Participant’s separation from service or (2) the date of the Participant’s death.

26. Tax Consequences. Nothing in this Plan or an Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

27. Clawback. In accepting an Award under the Plan, a Participant agrees to be bound by any clawback policy the Company has in effect or may adopt in the future.

W H I T E   P R O X Y   C A R D

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Standard Time the day before the annual meeting date.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time the day before the annual meeting date. Have your **WHITE** Proxy Card available when you access the web site **www.cesvote.com** and follow the simple instructions to record your vote.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time the day before the annual meeting date. Have your **WHITE** proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your **WHITE** proxy card and return it in the postage-paid envelope we have provided to: Wheeler Real Estate Investment Trust, Inc., c/o Corporate Election Services, PO Box 3230, Pittsburgh, PA 15230.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on December 19, 2019
The Notice & Proxy Statement for this Meeting and Annual Report on Form 10-K are available at: https://ir.whlr.us/all-sec-filings

CONTROL NUMBER ➔

➔ If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. ➔

WHITE PROXY CARD

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 19, 2019
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WHEELER REAL ESTATE INVESTMENT TRUST, INC.

The undersigned, a stockholder of Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the "Company"), acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement and hereby appoints David Kelly and Angelica Beltran, or either of them, as proxies, each with the power to appoint his/her substitute, to vote all shares of Common Stock of the Company held by the undersigned as shown below on this Proxy Card, with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn Virginia Beach Oceanfront, 3315 Atlantic Avenue, Virginia Beach, Virginia 23451, on December 19, 2019 at 9:30 a.m. Eastern Standard Time, or at any continuation, postponements or adjournments thereof, as hereafter specified, upon such matters as may properly come before the Annual Meeting of Stockholders to the extent permitted by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, with the same force and effect as the undersigned might or could do if personally present there at. The shares represented by this Proxy Card shall be voted in the manner set forth on the reverse side. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the Annual Meeting of Stockholders, including any proxy previously given by telephone or Internet.

THIS PROXY CARD, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, AND FOR PROPOSALS 2, 3 AND 4. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting of Stockholders other than those described in the accompanying Proxy Statement.

Signature

Signature (Capacity)

Date

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer or corporation or other entity or in another representative capacity, please give the full title under the signature.

Continued and to be signed on the reverse side